SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                 June 4, 2001

                                 CUMMINS INC.
            (Exact name of registrant as specified in its charter)



Indiana                                1-04949                   35-0257090
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)




500 Jackson Street, Box 3005                                  47202-3005
Columbus, Indiana                                             (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (812) 377-5000


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Item 5.  Other Events.

         The press release attached hereto as Exhibit 99.1 is incorporated by reference herein.


Exhibits.

         99.1  Press release issued by Cummins Inc. on June 4, 2001.










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



                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CUMMINS INC.
                                      (Registrant)



                                      /s/ DONALD TRAPP
                                      -----------------------------------------
                                      Donald Trapp
                                      Vice President--Treasurer

Date:  June 4, 2001



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